EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, James E. Hogue, as Chairman of the Board and Chief Executive Officer of Wiltex A, Inc., (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the accompanying Form 10QSB report for the period ending December 31, 2003 as filed with the U. S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

By: /s/ JAMES E. HOGUE

James E. Hogue
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: February 10, 2004